EXHIBIT 10.2



                                  AMENDMENT TO

                                     BYLAWS

                                       OF

                        ENVISION SOLAR INTERNATIONAL, INC

                              A NEVADA CORPORATION


         The first sentence of Article III, Section 3.2 of the Bylaws of Envision Solar International, Inc. ("Bylaws") is hereby amended and restated (the "Amendment") as follows:

         "The number of directors which shall constitute the whole board shall be seven (7)."

         The Bylaws shall remain in effect as modified by this Amendment except to the extent that the Bylaws contradict the Amendment, in which case this Amendment shall govern.

THIS IS TO CERTIFY:

         That I am the duly elected, qualified and acting Secretary of Envision Solar International, Inc., a Nevada corporation (the "Company"), and that the foregoing Amendment to the Bylaws was validly adopted on July 11, 2014 by written consent of the Board of Directors of the Company.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of July 2014.


                                    /s/ Desmond Wheatley
                                    -------------------------------------------
                                    Desmond Wheatley, Secretary